CONSULTING GROUP CAPITAL MARKETS FUNDS (the "Trust")

The following information supplements the disclosure in the Prospectus of the Trust. Defined terms have the same meanings as set forth in the Prospectus.

Supplement dated May 22, 2000 to the Prospectus dated December 28, 1999

On December 1, 1999 the Trust's Board of Trustees ("Trustees") approved the following:

? The implementation of new investment advisory agreements with three of the Trust's existing investment advisors, Pacific Investment Management Company ("PIMCO"), Parametric Portfolio Associates ("Parametric") and NFJ Investment Group ("NFJ") (each, an "Advisor"). Each Advisor is a wholly owned subsidiary of PIMCO Advisors L.P. ("PIMCO Advisors").

PIMCO has served as an investment advisor to the Intermediate Fixed Income Investments since 1999 pursuant to an investment advisory agreement dated April 1, 1999. Parametric has served as an investment advisor to the Large Capitalization Value Equity Investments since 1994 pursuant to an investment advisory agreement dated March 10, 1995. NFJ has served as an investment advisor to the Small Capitalization Value Equity Investments since 1993 pursuant to an investment advisory agreement dated April 1, 1998.

PIMCO Advisors recently underwent a "change of control" in a transaction in which Allianz of America, Inc. ("Allianz of America") acquired majority ownership of PIMCO Advisors (the "Transaction"). The Transaction closed on May 5, 2000. As a result of the Transaction, Allianz of
America now controls PIMCO Advisors, PIMCO, Parametric and NFJ, having acquired approximately 70% of the outstanding partnership interests in PIMCO Advisors, while the remainder of the partnership interests in PIMCO Advisors continue to be owned by Pacific Life Insurance Company. Operationally, PIMCO, Parametric and NFJ remain independent and will continue to operate in the United States under their existing names.

The Transaction resulted in the assignment (as that term is defined in the Investment Company Act of 1940, as amended) and, therefore, automatic termination of the existing investment advisory agreements. In light of this, the Trustees, at the request of SSB Citi Fund Management LLC (the "Manager"), were asked to consider new investment advisory agreements between the Manager and PIMCO, Parametric and NFJ with terms that are substantially identical to the existing investment advisory agreements, including the same advisory fees. The Trustees approved the new investment advisory agreements at a meeting held on December 1, 1999, and these agreements took effect on May 12, 2000.

Allianz of America is a holding company that owns several insurance and financial service companies and is a subsidiary of Allianz AG ("Allianz"). Allianz is a publicly traded German Aktiengesellschaft
(a German publicly-traded company) which, together with its subsidiaries, comprises the world's second largest insurance group as measured by premium income. Allianz is a leading provider of financial services, particularly in Europe, and is represented in 68 countries world-wide through subsidiaries, branch and representative offices, and other affiliated entities. The Allianz group currently has assets under management of more than $390 billion, and in its last fiscal year wrote approximately $50 billion in gross insurance premiums. After completion of the Transaction, PIMCO and the Allianz group combined have over $650 billion in assets under management. Significant institutional shareholders of Allianz currently include, among others, Dresdner Bank AG, Deutsche Bank AG, Munich Reinsurance and HypoVereinsbank. Allianz is located at Koniginstrasse 28, D-80802, Munich, Germany.

PIMCO is located at 840 Newport Center Drive, Suite 300, Newport Beach, California 92660. PIMCO was established in 1971 and is registered as an investment advisor under the Investment Advisers
Act of 1940 and as a commodity trading advisor with the Commodity Futures Trading Commission. As of March 31, 2000, PIMCO had approximately
$193 billion in assets under management.

Parametric is located at 7310 Columbia Center, 701 Fifth Avenue, Seattle, Washington 98164. Parametric was established in 1987 and is registered as an investment advisor under the Investment Advisers Act of 1940. As of March 31, 2000, Parametric had approximately $4.5 billion in assets under management.

NFJ is located at 2121 San Jacinto Street, Suite 1840, Dallas, Texas 75201. NFJ was established in 1989 and is registered as an investment advisor under the Investment Advisers Act of 1940. As of
March 31, 2000, NFJ had approximately $2 billion in assets under management.





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